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                                                                   EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report on the consolidated financial statements of Miller Exploration Company and subsidiaries in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-70247, 333-70249, 333-70251 and 333-84563.


                                          /s/ Arthur Andersen LLP

Detroit, Michigan
March 24, 2000